GPS FUNDS I
GuideMark Opportunistic Equity Fund

SUPPLEMENT TO THE PROSPECTUS
DATED JULY 31, 2011

The date of this Supplement is October 14, 2011

Effective October 4, 2011, Marsico Capital Management, LLC (“Marsico”) no longer serves as sub-advisor for the GuideMark Opportunistic Equity Fund (the “Fund”).  All references to Marsico and all other details and descriptions regarding its management of the Fund in the Prospectus are deleted in their entirety.  The portion of the Fund’s assets previously managed by Marsico has been reallocated to the remaining sub-advisors for the Fund:  Diamond Hill Capital Management, Inc., Knightsbridge Asset Management, LLC and Westfield Capital Management Company, L.P.

Please retain this Supplement with your Prospectus for future reference.

GPS FUNDS I
GuideMark Opportunistic Equity Fund

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2011

The date of this Supplement is October 14, 2011

Effective October 4, 2011, Marsico Capital Management, LLC (“Marsico”) no longer serves as sub-advisor for the GuideMark Opportunistic Equity Fund (the “Fund”).  All references to Marsico and all other details and descriptions regarding its management of the Fund in the Statement of Additional Information are deleted in their entirety.

Please retain this Supplement with your Statement of Additional Information for future reference.